                                                                    EXHIBIT 1.1



                                4,500,000 Shares

                             STORMEDIA INCORPORATED

                CLASS A COMMON STOCK ($0.013 PER SHARE PAR VALUE)

                             UNDERWRITING AGREEMENT

                                                                   June __, 1996

Morgan Stanley & Co. Incorporated
Montgomery Securities
Smith Barney Inc.
c/o Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020

Morgan Stanley & Co. International Limited
Montgomery Securities
Smith Barney Inc.
c/o Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA
England, UK

Ladies and Gentlemen:

                  StorMedia Incorporated, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in
Schedule II hereto (the "Underwriters") and certain stockholders of the Company (the "Selling Stockholders") named in Schedule I hereto severally propose to sell to the Underwriters an aggregate of 4,500,000 shares of the Company's Class A Common Stock ($0.013 per share par value) (the "Firm Shares"), of which 3,000,000 shares are to be issued and sold by the Company and 1,500,000 shares are to be sold by the Selling Stockholders, each Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name in Part A of Schedule I hereto.

                  The Selling Stockholders also propose to sell to the U.S. Underwriters named in Schedule II not more than an additional 675,000 shares of Class A Common Stock of the Company (the "Additional Shares"), if and to the extent that the U.S. Underwriters' shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Class A Common Stock granted to the Underwriters in Article II hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares". The shares of Class A Common Stock ($0.013 per share par value) of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the Class A Common Stock. The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the "Sellers".

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offer and sale of the Shares: the U.S. prospectus, to be used in connection with the offer and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement," the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the


                                       1.
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"Prospectus." The term "preliminary prospectus" means any preliminary form of the Prospectus. As used herein, the terms "Registration Statement," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference (the "Incorporated Documents") that the Company has filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Prospectus by the Company with the Commission pursuant to the Exchange Act. If the Company files a registration statement to register a portion of the Shares and relies on Rule 462(b) under the Securities Act for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the "Registration Statement" shall be deemed to refer to both the registration statement referred to above (Commission File No. 333-_____) and the Rule 462 Registration Statement, in each case as amended from time to time.

                  It is understood that, subject to the conditions hereinafter stated, 3,600,000 Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule II hereto (the "U.S. Underwriters") by the Company and the Selling Stockholders in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and 900,000 Firm Shares (the "International Shares") will be sold to the several International Underwriters named in Schedule II hereto (the "International Underwriters") by the Company and the Selling Stockholders in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Of the U.S. Firm Shares, 2,400,000 are to be issued and sold by the Company (the "U.S. Company Shares") and 1,200,000 are to be sold by the Selling Stockholders (the "U.S. Selling Stockholder Shares"). Morgan Stanley & Co. Incorporated, Montgomery Securities and Smith Barney Inc. shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, Montgomery Securities and Smith Barney Inc., shall act as representatives (the "International Representatives") of the several International Underwriters. The U.S. Representatives and the International Representatives are collectively referred to as the "Representatives."
The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "Underwriters."

                                       I.

                  The Company represents and warrants to each of the Underwriters that:

                  (a) The Company meets the requirements for using a Registration Statement on Form S-3 and such Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) (1) Each part of the Registration Statement did not contain and each such part, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (3) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.


                                       2.
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                  (c) The Company has been duly incorporated, is validly
         existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (d) Other than StorMedia International Ltd., a Cayman Islands corporation and StorMedia Foreign Sales Corporation, a U.S. Virgin Islands Corporation, the Company has no subsidiaries. Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (e) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

                  (f) The shares of Class A Common Stock (including the Shares to be sold by the Selling Stockholders) outstanding prior to the issuance of the Shares have been duly authorized and validly issued, fully paid and non-assessable.

                  (g) The shares of Class A Common Stock to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                  (h) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company in accordance with its terms.

                  (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the Amended and Restated Certificate of Incorporation or By-laws of the Company or the certificate of incorporation or by-laws or other charter documents of any subsidiary, or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have been obtained and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                  (j) There has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

                  (k) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind of its capital stock other than the three-for-two stock dividend to be paid on May 28, 1996 to stockholders of record as of May 13, 1996 and other than ordinary customary


                                       3.

         dividends except certain net purchases of options issued and shares issued on exercise of options under the Company's stock option plans upon termination of employment of the optionee in accordance with the terms of such stock option plans; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus.

                  (l) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in or contemplated by the Prospectus.

                  (m) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                  (n) There are no legal, regulatory or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries are subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required.

                  (o) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all foreign, federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (p) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 or Rule 462 under the Securities Act, complied when so filed in all material respects with the Securities Act, the Exchange Act, and the rules and regulations of the Commission thereunder. The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.


                                       4.

                  (q) Except as described in the Prospectus, each of the Company and its subsidiaries owns or possesses or can acquire on reasonable terms all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, and trade names currently employed by them in connection with the business now operated by them, neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earning, business or operations of the Company and its subsidiaries, taken as a whole.

                  (r) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (s) Except as described in the Prospectus, each of the Company and its subsidiaries is (1) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (2) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (3) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (t) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (u) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and
         (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (v) If at any time during the twenty-five (25) day period after the Registration Statement becomes effective any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price for the Class A Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate


                                       5.

         a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                  (w) There is no owner of any securities of the Company that has any rights, not effectively satisfied or waived, to require registration of any shares of capital stock of the Company in connection with the filing of the Registration Statement.

                  (x) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                                       II.

                  Each of the Selling Stockholders represents and warrants to each of the Underwriters that:

                  (a) This Agreement has been duly authorized executed and delivered by or on behalf of such Selling Stockholder.

                  (b) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Stockholder and First Interstate Bank of California, as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholder (the "Custody Agreement") and the Power of Attorney appointing certain individuals as such Selling Stockholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Stockholder (if such Selling Stockholder is a corporation), or any agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states or other jurisdictions in connection with the offer and sale of the Shares.

                  (c) Such Selling Stockholder has, and on the Closing Date will have, valid marketable title to the Shares to be sold by such Selling Stockholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder.

                  (d) The Shares to be sold by such Selling Stockholder pursuant to this Agreement have been duly authorized and are validly issued, fully paid and non-assessable.

                  (e) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by each Selling Stockholder and are valid and binding agreements of such Selling Stockholder.

                  (f) Delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement will pass marketable title to such Shares free and clear of any security interest, claims, liens, equity and other incumbency.

                  (g) All written information furnished by or on behalf of such Selling Stockholder expressly for use in the Registration Statement and Prospectus is, and on the Closing Date will be, true, correct, and


                                       6.

         complete, and does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

                                      III.

                  On the basis of the representations and warranties contained in this Agreement, but subject to its terms and conditions, the Company hereby agrees to issue and sell the U.S. Company Shares to the several U.S. Underwriters and the Selling Stockholders hereby agree to sell the U.S. Selling Stockholder Shares to the several U.S. Underwriters, in the same proportion as the number of Stockholder Shares set forth opposite such Selling Stockholder's name in Part A of Schedule I hereto bears to the total number of U.S. Selling Stockholder Shares, and each U.S. Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders at $________ per share (the "Purchase Price") the respective number of U.S. Company Shares and U.S. Selling Stockholders Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bear the same proportion to the number of U.S. Company Shares and U.S. Selling Stockholders Shares to be sold by the Company or the Selling Stockholders, as the case may be, as the number of U.S. Firm Shares set forth in Schedule II hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares.

                  On the basis of the representations and warranties contained in this Agreement, but subject to its terms and conditions, the Company hereby agrees to issue and sell the International Company Shares to the several International Underwriters and the Selling Stockholders hereby agree to sell the International Selling Stockholder Shares to the several International Underwriters, in the same proportion as the number of Stockholder Shares are set forth opposite such Selling Stockholder's name in Part A of Schedule I hereto bears to the total number of International Selling Stockholder Shares, and each of the International Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders at the Purchase Price the respective number of International Shares (subject to such adjustments to eliminate fractional shares as the International Representatives may determine) that bear the same proportion to the number of International Company Shares and International Selling Stockholders Shares to be sold by the Company or the Selling Stockholders, as the case may be, as the number of International Shares set forth in Schedule II hereto opposite the name of such International Underwriters bears to the total number of International Shares.

                  On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Stockholders hereby agree to sell to the U.S. Underwriters up to 675,000 Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to 675,000 Additional Shares at the Purchase Price. Additional Shares may be purchased as provided in Article V hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule II hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares. The Additional Shares to be purchased by the U.S. Underwriters hereunder and the U.S. Firm Shares are hereinafter collectively referred to as the U.S. Shares.

                  The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, it will not for a period of ninety
(90) days after the date of the public offering of the Shares, (1) offer, pledge, sell, contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Class A Common Stock, or (2) enter into any swap or similar agreement that


                                       7.

transfers, in whole or in part, the economic risk of ownership of the Class A Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities in cash or otherwise, other than (a) the Shares to be sold hereunder, (b) any shares of such Class A Common Stock sold or issued upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof described in the Prospectus or of which the Underwriters have been advised in writing, (c) shares of Class A Common Stock registered pursuant to a Registration Statement on Form S-8 (which Form S-8 shall not be filed with and declared effective by the Commission until ___________, 1996), or, (d) the grant of options pursuant to the Company's 1994 Incentive Stock Option Plan, 1994 Non-Qualified Stock Option Plan, 1995 Director Option Plan and the 1995 Employee Stock Purchase
Plan as to shares reserved for issuance under such plans as of the Closing, including any shares currently subject to outstanding options which become available for future grant under such plans upon termination of such previously issued options.

                  The Selling Stockholders, each severally, and not jointly, hereby agree that, without the prior written consent of Morgan Stanley & Co. Incorporated, they will not, for a period of ninety (90) days after the date of the public offering of the Shares, (1) offer, pledge, sell, contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Class A Common Stock, or (2) enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of the Class A Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities in cash or otherwise, other than the Shares to be sold hereunder.

                                       IV.

                  The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon as in your judgment is advisable after the Registration Statement and this Agreement have become effective. The Sellers are further advised by you that the Shares are to be offered to the public at $________ a share (the public offering price) and to certain dealers selected by you at a price that represents a concession not in excess of $________ a share under the public offering price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $________ a share, to any Underwriter or to certain other dealers.

                                       V.

                  Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on ______________, 1996, or at such time or on the same or such other date, not later than ____________, 199___ as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

                  Payment for any Additional Shares shall be made in federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the Several Underwriters at 10:00 A.M., New York City time, on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the date specified in the notice to be provided by the Representatives of the U.S. Underwriters to the Selling Stockholders notifying the Selling Stockholders of their intent to exercise the option to purchase the Additional Shares. The time and date of such payment are hereinafter referred to as the Option Closing Date. The notice of the determination to exercise the option to purchase Additional Shares and of the Option Closing Date may be given at any time within thirty (30) days after the date of this Agreement.


                                       8.

                  Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two (2) full business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the purchase price therefor.

                                       VI.

                  The obligations of the Sellers and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

                  The several obligations of the Underwriters hereunder are subject to the following further conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                           (i) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, and

                           (ii) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the chief executive officer of the Company, to the effect set forth in clause (a) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has performed all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date.

                  (c) You shall have received on the Closing Date an opinion of Wilson, Sonsini, Goodrich & Rosati, counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the Company has been duly incorporated, is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;


                                       9.

                           (ii) other than StorMedia International Ltd., a
                  Cayman Islands corporation and StorMedia Foreign Sales Corporation, a U.S. Virgin Islands Corporation, the Company has no subsidiaries;

                           (iii) the authorized capital stock of the Company
                  conforms as to legal matters to the description thereof contained under "Capitalization" and "Description of Capital Stock" in the Prospectus;

                           (iv) the shares of Class A Common Stock (including
                  the Firm Shares to be sold by the Selling Stockholders) outstanding prior to the issuance of the Firm Shares have been duly authorized and are validly issued, fully paid and nonassessable;

                           (v) the Firm Shares to be sold by the Company have
                  been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

                           (vi) the Company has the corporate power and
                  authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder. This Agreement has been duly authorized, executed and delivered by the Company;

                           (vii) the execution and delivery by the Company of,
                  and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or, to such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval or authorization or order of, or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have been obtained or such as are required by the securities or blue sky laws of the various states or other jurisdictions in connection with the offer and sale of the Shares by the Underwriters;

                           (viii) the statements (1) in the Prospectus under
                  "Management," "Description of Capital Stock," and "Shares Eligible for Future Sale" and in the Registration Statement in Items 14 and 15 and (2) in the Company's Registration Statement on Form 8-A filed under the Exchange Act concerning the description of the Company's Capital Stock incorporated by reference in the Prospectus in each case insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                           (ix) such counsel does not know of any legal,
                  regulatory or governmental proceeding pending or threatened in writing to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that is required to be described in the Registration Statement or the Prospectus and is not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;


                                       10.

                           (x) the Company is not an "investment company" or an
                  entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                           (xi) to such counsel's knowledge, except as disclosed
                  or specifically contemplated by the Prospectus, there is no owner of any securities of the Company that has any rights, not effectively satisfied or waived, to require registration of any shares of capital stock of the Company in connection with the filing of the Registration Statement;

                           (xii) to such counsel's knowledge: (1) the
                  Registration Statement has become effective under the Securities Act, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act and nothing has come to such counsel's attention to lead it to believe that such proceedings are contemplated; and (2) any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) or Rule 462 of the rules and regulations has been made in the manner and within the time period required by such Rule 424(b) or Rule 462; and

                           (xiii) the Shares to be sold under this Agreement to
                  the Underwriters are duly authorized for quotation on the Nasdaq National Market.

                  In addition, such counsel shall state that (1) although they have participated in the preparation of the Registration Statement and the Prospectus, involving, among other things, review and discussion of the contents thereof, discussion and inquiries concerning various legal matters and the review of certain records, documents and proceedings, and participation in conferences with certain officers and other representatives of the Company, including its independent accountants, and with you and your counsel at which the contents of the Registration Statement and the Prospectus were discussed, they have not independently verified the accuracy or completeness of the statements contained in the Registration Statement or Prospectus, (2) the Registration Statement and the Prospectus and any supplements or amendments thereto (except for financial statements and schedules and financial and statistical data therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder or (3) that nothing has come to the attention of such counsel which caused them to believe that (except for financial statements and schedules and financial and statistical data therein as to which such counsel need not express any belief) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective or at the applicable Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  With respect to subparagraph (iii), (viii) (ix), (xi) and
(xii) of paragraph (c) above, Wilson, Sonsini, Goodrich & Rosati may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified. With respect to subparagraphs (ii) and (vii) and (ix) of (c) above, Wilson, Sonsini, Goodrich & Rosati may rely as to matters involving the application of laws of any jurisdiction other than the State of California, the General Corporation Law of the State of Delaware and the federal laws of the United States upon an opinion or opinions of counsel for the Company, provided that such counsel is satisfactory to your counsel, a copy of each opinion so relied upon is delivered to you and is in form and substance satisfactory to your counsel, and Wilson, Sonsini, Goodrich & Rosati shall state in their opinion that they believe they are justified in relying thereon.

                  (d) You shall have received on the Closing Date an opinion of Kirkland & Ellis, counsel for the Selling Stockholders, dated the Closing Date, to the effect that


                                       11.

                           (i) this Agreement has been duly authorized, executed
                  and delivered by or on behalf of each of the Selling Stockholders;

                           (ii) the execution and delivery by each Selling
                  Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement and the Custody Agreement and Powers of Attorney of such Selling Stockholder will not contravene any provision of applicable law, or the certificates of incorporation or by-laws of such Selling Stockholder (if such Selling Stockholder is a corporation), or, to such counsel's knowledge, any agreement or other instrument binding upon such Selling Stockholder or, to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states or other jurisdictions in connection with offer and sale of the Shares;

                           (iii) each of William J. Almon and Prudential Private
                  Equity Investors III, L.P. and, to our knowledge the other Selling Stockholders has valid marketable title to the Shares to be sold by such Selling Stockholder and has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney of such Selling Stockholder and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder;

                           (iv) the Custody Agreement of each Selling
                  Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder; and

                           (v) assuming that the Underwriters are "bona fide
                  purchasers" (as defined in the Uniform Commercial Code as in effect in the State of New York (the "UCC")) of the Shares to be sold by each Selling Stockholder, the Underwriters will acquire an interest in such Shares free of any "adverse claim" (as defined in the UCC) upon delivery of the Shares to be sold by each Selling Stockholder pursuant to the Underwriting Agreement.

                  With respect to the matters set forth in this section, Kirkland & Ellis may rely upon an opinion or opinions of counsel for any Selling Stockholders and, to the extent such counsel deems appropriate, upon the representations of each Selling Stockholder contained herein and in the Custody Agreement and Power of Attorney of such Selling Stockholder and in other documents and instruments; provided that (A) each such counsel for the Selling Stockholders is satisfactory to your counsel, (B) a copy of each opinion so relied upon is delivered to you and is in form and substance satisfactory to your counsel, (C) copies of such Custody Agreements and Powers of Attorney and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel and (D) Kirkland & Ellis shall state in their opinion that they are justified in relying on each such other opinion.

                  (e) You shall have received on the Closing Date an opinion of Lahive & Cockfield, special patent counsel to the Company, dated the Closing Date, to the effect that:

                           (i) The Company, under its present name or former
                  name, is listed in the records of the United States Patent and Trademark Office ("PTO") as the holder of record of the patent applications listed in Exhibit A to such opinion (the "Patent Applications"). [Four] of such Patent Applications, listed on Exhibit B to such opinion, have been allowed or indicated as containing allowable subject matter. To such counsel's knowledge, written assignments to the Company of


                                       12.

                  all ownership interests in the Patent Applications have been duly authorized, executed and delivered by all of the inventors in accordance with their terms. To such counsel's knowledge, there is no claim of any party other than the Company to any ownership interest or lien with respect to any of the Patent Applications.

                           (ii) The statements in the Prospectus under the
                  captions "Risk Factors --Intellectual Property and Proprietary Rights" and "Business -- Intellectual Property and Proprietary Rights" (the "Intellectual Property Portions"), to our knowledge, insofar as such statements relate to the Patent applications or any legal matters, documents and proceedings relating thereto fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

                           (iii) To such counsel's knowledge, other than in
                  connection with assertions or inquiries made by patent office examiners in the ordinary course of the prosecution of the Company's Patent Applications, there is not pending or threatened in writing any action, suit, proceeding or claim by others (A) challenging the validity or scope of the Patent Applications or any other material patent or patent applications held by or licensed to the Company, or (B) other than as disclosed to the Underwriters, asserting that any patent is infringed by the activities of the Company described in the Prospectus or by the manufacture, use or sale of any of the Company's products or other items made and used according to the Patent Applications held by or licensed to the Company.

                           (iv) To such counsel's knowledge, there is not
                  pending or threatened in writing any action, suit, proceeding or claim by the Company asserting infringement on the part of any third party of the Patent Applications or any other patents or patent applications held by or licensed to the Company, except as set forth in such counsel's opinion letter dated [March 3, 1995], addressed to the Company, attached to such opinion.

                           (v) Such counsel does not know of any contracts or
                  other documents relating to patents or proprietary information of a character required to be filed as exhibits to the Registration Statement or required to be described in the Registration Statement or the Prospectus that are not filed or described as required.

                           Such counsel has participated in conferences with
                  employees of the Company at which the Patent Applications of the Company as disclosed in the Intellectual Property Portions of the Registration Statement were discussed, and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except to the extent stated in paragraph (e)(ii) above), on the basis of such conferences and such representation of the Company, nothing has come to such counsel's attention which leads them to believe that the Intellectual Property Portions of the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and such counsel believes that (except for financial statements and schedules as to which such counsel need not express any belief) the Intellectual Property Portions of the Prospectus, as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) You shall have received on the Closing Date (i) an opinion of Maples & Calder, special Cayman Islands counsel to the Company, dated the Closing Date to the effect that StorMedia International


                                       13.

         Ltd. has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Cayman Islands and has the corporate power and authority to own its property and to conduct its business as described in the Director's Certificate attached thereto as
         Exhibit 1, and (ii) an opinion of Abraham, Low & Partners, special Singapore counsel to the Company, dated the Closing Date to the effect that StorMedia International Ltd. is duly registered as a foreign company, is validly existing in Singapore, under the Singapore Companies Act Cap. 50, and that such counsel does not know of any legal, regulatory or governmental proceeding pending or threatened in writing to which StorMedia International Ltd. is a party or to which any of its properties are subject that is required to be described in the Registration Statement or the Prospectus and is not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                  (g) The opinions of Wilson, Sonsini, Goodrich & Rosati, Lahive & Cockfield, Maples & Calder and Abraham, Low & Partners, described in paragraph (c), (e) and (f) above (and any opinions of counsel for any Selling Stockholder described in paragraph (d) above) shall be rendered to you at the request of the Company or one or more of the Selling Stockholders, as the case may be, and shall so state therein.

                  (h) You shall have received on the Closing Date an opinion of Brobeck, Phleger & Harrison, LLP, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (v), (vi), (viii) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters"),
         (x) and the penultimate subparagraph of paragraph (c) above.

                  (i) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from KPMG Peat Marwick, L.L.P., independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  (j) The "lock-up" agreements between you and certain officers, directors and stockholders of the Company relating to sales of shares of Class A Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Class A Common Stock, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

                  (k) The Company shall have complied with the provisions of
         Section VII(a) hereof with respect to the furnishing of Prospectuses on the business day next succeeding the date of this Agreement, in such quantities as you reasonably request.

                  All of the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement shall be deemed in compliance with the provisions hereof only if Brobeck, Phleger & Harrison, LLP, counsel for the Underwriters, shall be satisfied that they comply in form and scope.

                  The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares, other matters related to the issuance of the Additional Shares and an opinion or opinions of counsel in form and substance satisfactory to counsel for the Underwriters.


                                       14.

                                      VII.

                  In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

                  (a) To furnish you, without charge, three (3) signed copies of the Registration Statement including exhibits and to each other Underwriter a conformed copy of the Registration Statement without exhibits and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request. In the case of the Prospectus, to furnish copies of the Prospectus in New York City, prior to 5:00 p.m., on the business day next succeeding the date of this Agreement, in such quantities as you reasonably request.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish you a copy of each such proposed amendment or supplement, and to file no such proposed amendment or supplement to which you reasonably object.

                  (c) If, during such period after the first date of the public offering of the Shares as in the opinion of your counsel the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of your counsel, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection therewith, and in connection with any review of the offering of the shares by the National Association of Securities Dealers, Inc.

                  (e) To make generally available to the Company's securityholders and to you as soon as practicable an earnings statement covering the twelve-month period ending [__________, 1997 -- one year after the effective date of the Registration Statement] that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                  (f) To pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Shares, including any transfer taxes payable in connection with the transfer of the Shares to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants,
         (iv) the qualification of the Shares under state securities or Blue Sky laws in accordance with the provisions of Article VII(d), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to the Underwriters, in quantities as hereinabove stated, copies of the Registration Statement and all amendments thereto and of each preliminary prospectus and the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any Blue Sky or Legal Investment Memoranda, (vii) the filing fees and expenses if any, incurred with respect to any filing with the National


                                       15.

         Association of Securities Dealers, Inc., made in connection with the offering of the Shares, including any counsel fees incurred on behalf of or disbursements by Morgan Stanley in its capacity as "qualified independent underwriter," (viii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors and (ix) the listing of the Shares on the Nasdaq National Market.

                  (g) During a period of three years from the effective date of the Registration Statement, the Company will furnish to you copies of
         (i) all reports to its stockholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

                  (h) The Company will apply the proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.

                  (i) The Company will use its best efforts to obtain and maintain in effect the quotation of the Shares on the Nasdaq National Market and will take all necessary steps to cause the Shares to be included on the Nasdaq National Market as promptly as practicable and to maintain such inclusion for a period of three years after the date hereof or until such earlier date as the Shares shall be listed for regular trading privileges on the Nasdaq National Market or another national securities exchange approved by you.

                  (j) The Company will comply with all registration, filing and reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which may from time to time be applicable to the Company.

                  (k) The Company will comply with all provisions of all undertakings contained in the Registration Statement.

                  (l) Prior to the Closing Date or any Additional Closing Date, as the case may be, the Company will not issue any press release or other communication directly or indirectly and will not hold any press conference with respect to the Company, or its financial condition, results of operations, business, properties or assets, or this offering, without your prior written consent.

                  (m) The Company will not, without the prior written consent of the Representatives, consent to any holder of the Company's capital stock who is subject to a Lock-Up Agreement selling, transferring, assigning or making any other disposition of any shares of capital stock of the Company during the period that such shares are subject to a Lock-Up Agreement.

                                      VIII.

                  Unless otherwise agreed to by the Company, each Selling Stockholder, severally and not jointly, agrees to pay or cause to be paid (i) all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Stockholder and (ii) such Selling Stockholder's pro rata share (determined by dividing the number of Shares sold by such Selling Stockholder by the total number of Shares sold by all Sellers) of all costs and expenses incident to the performance of the obligations of the Selling Stockholders and the Company under this Agreement, including, but not limited to, all expenses incident to the delivery of the Shares, the fees and expenses of counsel and accountants for the Selling Stockholders and the Company, the costs and expenses incident to the preparation, printing and filing of the Registration Statement (including all exhibits thereto) and the Prospectus and any amendments or supplements thereto, the expenses of qualifying the Shares under the securities or Blue Sky laws of various jurisdictions, all fees payable in connection with any review of the offering of the Shares by the National Association of Securities Dealers, Inc., and the cost of furnishing to the Underwriters the required copies of the Registration Statement and Prospectus and any amendments or supplements thereto.


                                       16.

                                       IX.

                  The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriters furnished to the Company in writing by such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter, or any person controlling such Underwriter, from whom that person asserting any such losses, claims, damages or liabilities purchased Shares, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                  Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any who controls any Underwriter within the meaning of either Section 15 of the Security Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, any Underwriter, and the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, up to the net amount received by such Selling Stockholder from the sale of Shares pursuant hereto, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter, or any person controlling such Underwriter, from whom that person asserting any such losses, claims, damages or liabilities purchased Shares, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the directors of the Company, the Selling Stockholders, each officer or director of any Selling Stockholder, each of the officers who sign the Registration Statement and each person, if any, who controls or is under common control with the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including,


                                       17.

without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless (1) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (2) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to the third preceding paragraph, by the Company, in the case of parties indemnified pursuant to the first preceding paragraph, and by the Selling Stockholders in the case of parties indemnified pursuant to the second preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (1) such settlement is entered into more than thirty (30) days after receipt by such indemnifying party of the aforesaid request and (2) such indemnifying party shall not have reimbursed the indemnified party for such fees and expenses in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  If the indemnification provided for in the first, second or third paragraphs of this Article IX is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (1) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (2) if the allocation provided by clause (1) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (1) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the


                                       18.

other hand in connection with the statements or omissions, if any, that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Sellers and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, if any, relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and with respect to the Selling Stockholders, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. The Underwriters' respective obligations to contribute pursuant to this Article IX are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

                  The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article IX were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article IX, (x) no Underwriter shall be required to contribute any amount in excess of the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (y) no Selling Stockholder shall be required to contribute amounts in excess of the net amount received by such Selling Stockholder from the sale of Shares pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Article IX are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  The indemnity and contribution provisions contained in this
Article IX and the representations and warranties of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (1) any termination of this Agreement, (2) any investigation made by or on behalf of any Underwriter, or by or on behalf of any Selling Stockholder or the Company, its officers or directors or any other person controlling the Company and (3) acceptance of and payment for any of the Shares.

                                       X.

                  This Agreement shall be subject to termination, by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (1) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (2) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (3) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities or (4) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the

                                       19.

events specified in clauses (a) (1) through (4), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                                       XI.

                  This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement by the Commission.

                  If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Article III be increased pursuant to this Article XI by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you, the Company and the Selling Stockholders for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any nondefaulting Underwriter, the Company and the Selling Stockholders. In any such case you, the Company or the Selling Stockholder shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven
(7) days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


                                       20.

                                      XII.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                              Very truly yours,

                              STORMEDIA INCORPORATED


                              By:    /s/ Stephen M. Abely
                                     -------------------------------------------
                                     Stephen M. Abely


                              Title: Vice President and Chief Financial Officer


                              THE SELLING STOCKHOLDERS NAMED IN SCHEDULE
                              I HERETO, ACTING SEVERALLY

                              By:    /s/ Stephen M. Abely
                                     -------------------------------------------
                                     Attorney-in-Fact

Accepted, ____________, 1996

MORGAN STANLEY & CO. INCORPORATED
MONTGOMERY SECURITIES
SMITH BARNEY INC.

Acting severally on behalf of themselves and the several U.S.
     Underwriters named in Schedule II hereto.

By Morgan Stanley & Co. Incorporated

By:  /s/ William R. Salisbury
   ----------------------------------------

Morgan Stanley & Co. International Limited
Montgomery Securities
Smith Barney Inc.

Acting severally on behalf of themselves and the several International Underwriters named in
Schedule II hereto.

By Morgan Stanley & Co. International Limited

By
  ------------------------------------------------

                                       21.

                                   Schedule I

                              Selling Stockholders

                                                                                        Number of
                                                                                    U.S. Firm Shares
             Stockholder                                                               To Be Sold
             -----------                                                               ----------
Prudential Private Equity Investments III, L.P.................................
William J. Almon...............................................................         ---------


Total U.S. Firm Shares....................................................         1,200,000

                                                                                   Number of International
                                                                                         Firm Shares
             Stockholder                                                                 To Be Sold
             -----------                                                                 ----------
Prudential Private Equity Investments III, L.P.................................
William J. Almon...............................................................             -------

Total International Firm Shares................................................             300,000
                                                                                            =======


                                                       1.

                                   Schedule II

                                U.S. Underwriters

                                                                                          Number of
                                                                                   U.S. Firm Shares To Be
          U.S. Underwriter                                                                Purchased
          ----------------                                                                ---------
Morgan Stanley & Co. Incorporated..............................................
Montgomery Securities..........................................................
Smith Barney Inc...............................................................            ---------

Total U.S. Firm Shares.........................................................            2,400,000
                                                                                           =========



                           International Underwriters

                                                                                   Number of International
                                                                                         Firm Shares
     International Underwriters                                                        To Be Purchased
     --------------------------                                                        ---------------
Morgan Stanley & Co. International.............................................
Montgomery Securities..........................................................
Smith Barney Inc...............................................................         ---------

Total International Firm Shares................................................         1,200,000
                                                                                        =========


                                       2.